MedCath Analyst Day December 20, 2007 Exhibit 99.1

Forward-looking Statements Parts of this presentation contain forward-looking statements that involve risks and uncertainties. Although our management believes that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant economic, regulatory and competitive uncertainties and contingencies that are difficult or impossible to predict accurately and are beyond our control. Actual results could differ materially from those projected in these forward- looking statements. We do not assume any obligation to update these statements in a news release or otherwise should material facts or circumstances change in ways that would affect their accuracy. These various risks and uncertainties are described in detail in "Risk Factors" in MedCath's Registration Statement on Form 10-K filed with the Securities and Exchange Commission on December 14, 2007. Copies of this Form 10-K, including exhibits, are available on the internet site of the Securities and Exchange Commission at http://www.sec.gov.

Introductions Ed French - President & Chief Executive Officer Phil Mazzuca - EVP & Chief Operating Officer Jamie Harris - EVP & Chief Financial Officer Art Parker - SVP & Treasurer

Agenda Review of Strategic Initiatives and Growth Objectives Review of 2008 Outlook Review of Harlingen Medical Center Recapitalization Government Relations Outlook

Strategic Goals Be the high acuity health care provider driven by differentiation for: quality patient care strong physician relationship customer service Provide technologically-current and modern facilities with differentiated customer service and relationships among constituents Benefits: Provides for diversification and increase of revenue and assets Leverages core competencies and skills obtained through heart hospital partnering and operating model Creates a predictable path for growth with a sustainable, differentiated business model

Growth Initiatives Improve operating performance at our existing facilities Increase patient capacity and expand services at existing facilities Develop new relationships with physicians in our existing facilities Develop new relationships with physicians and community hospitals through MedCath Partners Pursue growth opportunities in new markets through de novo development Opportunistically pursue acquisitions

Improve Operating Performance at Existing Facilities Growth Initiatives

Revenue Initiatives Expand revenue through same facility investment and efforts Physician recruitment a key to certain markets Diversifies the physicians who practice at our hospitals Allows us to be value-added partner Addresses physician retirement / attrition, as necessary Managed care Of our existing 10 markets, we have potential for meaningful new contracts in 4 markets We anticipate mid-single digit pricing improvement for contracts renegotiated this year Business office initiatives Qualification efforts have been successful

Operating Initiatives - Revenue (cont.) Overview of primary procedures (same facilities, as of 9/30/07) PTCA: ~8.6% of total inpatient procedures. Volumes up ~50.0% in 2007 Drug Eluting Stents: ~10.1% of 2007 inpatient procedure. Volumes down ~39.0% in fiscal 2007 Bare Metal Stents: ~5.6% of 2007 inpatient procedures. Volumes up 65% in fiscal 2007 Pacers: ~ 3.7% of inpatient procedures. Volumes flat in fiscal 2007 ICDs:~3.4% of inpatient procedures. Volumes down approximately 12.8% in 2007 Hearts: ~10.5% of inpatient procedures. Volumes flat in 2007 Caths: ~7.9% of inpatient procedures. Volumes down 1.9% in 2007 Vascular: ~12.0% of inpatient procedures. Volumes down 18.6% in 2007 Other inpatient : ~38.2% of inpatient procedures. Volumes up 4.7% in 2007 Outpatient visits: up 6.2% in 2007 and comprises 25.8% of gross patient revenue

Operating Initiatives - Revenue (cont.) Reimbursement Overview

Operating Initiatives - Expenses Salaries, Wages and Benefits Opportunities to improve efficiency / productivity through use of Industrial Engineering resources Focus on manhours per adjusted admission Save $1.5 million annually for every 1 manhour reduction in MH per Adj Admit Focus on premium pay practices Save $5.5 million annually for every $1 per reduction in average hourly rate per manhour Re-prioritization of resources based on clinical acuity and segment of care Development of pods/units for non-critical care inpatients New daybeds at high volume hospitals to help the flow of inpatient care Supplies Change Group Purchasing Organization affiliation effective July 1, 2007 Immediate positive impact to supply expense Allows for better data management of supply chain - Broadlink Contract P.O. management and price discrepancy at time of order

Operating Initiatives - Expenses (cont.) Bad Debt Business office initiatives Roll-out of self pay call center Expanded real-time checking of Medicaid eligibility Changed billing system to ePremis Consolidation of CBOs Other Operating Expense Largely fixed costs that can be leveraged for margin expansion

Growth Initiatives Increase patient capacity & expand services at existing facilities

Shelled Space Build-out in Existing Markets Goal is to add 135 new beds within 24 months 28 of these are at Arkansas HH and will come on line January 2008 Two other hospitals comprise balance 60 beds at one with targeted completion by FYE 2008 47 beds at other by FYE 2009 Cost per bed of ~$170K allows lowers hospital's cost per bed Opportunity to leverage fixed cost structure allows for significant marginal contribution of EBITDA and net income Arkansas Heart Hospital Capital investment for beds is $4.8 million At full ramp, which we believe will be 2010, beds will contribute ~$22.0 million in revenue and $8.0 million in adjusted EBITDA, and be ~$0.14 accretive

Growth Initiatives Develop new relationships with physicians in our existing facilities

New Capacity Additions Louisiana Medical Center and Heart Hospital Demographic changes present opportunity for conversion to general acute status and expansion Adding 120 bed capacity tower. Opening Fall 2008 with 80 beds available. $33.0 million capital cost, of which $1.0 million was capitalized in 2007 and $22.5 to $25.0 million forecasted in 2008 Top floor will have capacity for 40 beds, will be shell space for future expansion. Estimated cost associated with completing this capacity is $3.0 million. Anticipated contribution from new bed capacity: Potential Expansion Areas We have 3 other markets where we believe we can add capacity to meet demand

Develop new relationships with physicians and community hospitals through MedCath Partners Growth Initiatives

Growth Initiatives MedCath Partners Joint Venture Strategy Joint ventures between community hospitals, physicians and MedCath Typically cath lab management arrangements MedCath is typically a minority owner with investment accounted as an equity investment Recent Joint Ventures Coastal Carolina Heart, LLC in Wilmington, NC Partnership with New Hanover Regional Medical Center, a 769-bed tertiary hospital Includes the operation or management of 8 cardiac cath labs, including 1 mobile cath lab Expected that the venture will add approximately $0.03 in earnings per diluted share annually St. Francis Healthcare Services in Wilmington, DE JV to manage the cath labs of St. Francis Healthcare Services Expected that the venture will add approximately $0.02 in earnings per diluted share annually

Pursue growth opportunities in new markets through de novo development Growth Initiatives

De Novo Overview Hualapai Mountain Medical Center Attractive and growing market demographics Hospital to include 106 bed capacity, with 70 opening initially. Fall 2009 planned opening date Total capital investment = $68.5 million, including $5.5 million in pre-opening expense $5.0 million spent in FY 2007, forecasted $15 to $17.5 million in FY 2008

Opportunistically pursue acquisitions

Acquisition Overview Potential Acquisition in 2008 Anticipate $60 to $75 million in purchased revenue and minimal EBITDA Acquisition price: 0.75x to 1.0x revenue Anticipate acquiring one facility per year; will consider acquisition of a hospital portfolio

Financial Review

2007 Normalized Results - 1Q 2007 1Q 2007 normalized results are based on Form 8-K filed 11/15/07 (presents Harlingen Medical Center accounted for as an equity investment)

2007 Normalized Results - 2Q 2007 2Q 2007 normalized results are based on Form 8-K filed 11/15/07 (presents Harlingen Medical Center accounted for as an equity investment)

2007 Normalized Results - 3Q 2007 3Q 2007 normalized results are based on Form 8-K filed 11/15/07 (presents Harlingen Medical Center accounted for as an equity investment)

2007 Normalized Results - 4Q 2007 4Q 2007 normalized results are based on Form 8-K filed 11/15/07 (presents Harlingen Medical Center accounted for as an equity investment)

FY 2007 Normalized Results vs FY 2008 Outlook FY 2007 normalized results are based on Form 8-K filed 11/15/07 (presents Harlingen Medical Center accounted for as an equity investment) FY 2007 Normalized FY 2008 Outlook % Growth Net Revenue 662.4 $ 685.0 $ 700.0 $ 3.4% 5.7% Adjusted EBITDA 101.8 110.0 114.0 8.1% 12.0% % margin 15.4% 16.1% 16.3% 69 bps 92 bps Income from continuing operations 30.6 $ 32.8 $ 34.3 $ 7.2% 12.1%

FY 2007 Normalized Results vs FY 2007 Outlook FY 2007 Outlook includes the impact of the Harlingen Medical Center Recapitalization FY 2007 normalized results are based on actual results (Harlingen Medical Center included in consolidated results for 1Q07 - 3Q07, accounted for as an equity investment for 4Q07)

2008 Outlook Adjusted EBITDA and income from continuing operations exclude pre-opening expense and share-based compensation expense Pre-opening expense anticipated to equal ~ $1.0 million during FY2008 Share-based compensation includes Restricted stock compensation expense of $300K per quarter (ends 12/31/08) Value of any option grants made during the fiscal year Option grants for past 3 years have averaged 250,000, or $2.8 mm in compensation expense, excluding CEO and COO expense in FY 2006

Hospital Division Revenue Drivers Revenue Volume (adjusted admission) growth of 3.0% to 4.0% Revenue per adjusted admission of 1.0% to 2.0% Procedures that we anticipate will have higher than average growth: PTCA Overall stent volumes Cardiac Electrophysiology Vascular surgery Non-cardiovascular CABG volumes are anticipated to be flat, or nominally positive

Routine Capital Expenditure Overview Normal 2008 Capital Expenditures, recurring operations Information Systems $ 6.0 - $ 6.8 Building Improvements $ 2.8 - $ 3.3 Clinical Equipment $15.9 - $18.3 Other Equipment $10.3 - $11.6 $35.0 - $40.0 Growth Capital Expenditures Louisiana Medical Center Expansion $22.0 - $24.0 Hualapai Mtn. Medical Center Construction $15.0 - $17.5 Shelled space build-out $12.0 - $15.0 $49.0 - $56.5

Stock Repurchase Plan $59.0 million announced November 14, 2007 Amount equivalent to restricted payment covenant contained in debt agreements We've been active in the markets purchasing shares Through the date of the 10K (12/17/2007), we had purchased 523,263 shares at an average price of $23.50 for total use of capital of $12.3 million

Estimated Free Cash Flow The majority of the 2008 growth expenditures are funding via operations. Our strong balance sheet allows us to be aggressive acquirers as opportunities present themselves.

Minority Interest Expense Represents the aggregate of each project's net income or loss that is allocated to minority investors Allocation is based on pro-rata ownership %, unless disproportionate allocation is required Disproportionate allocation occurs when the minority investor's capital account equals $0 This typically occurs during a project's ramp up due to operating losses incurred during the pre- opening period and start up operations Partner(s), with at-risk capital, is/are allocated all of a project's net loss (when applicable) once minority investor(s) capital account equals $0 MedCath's intercompany debt structure qualifies as capital at risk despite capital call rights Partner(s) with previously allocated disproportionate losses is/are allocated all of a project's net income (when applicable) until all capital accounts are at $0 again Income allocation allocated pro-rata thereafter (assuming all capital accounts > $0) MedCath has 1 hospital is in disproportionate accounting position, whereby MedCath is allocated 100% of the project's net income or losses depending on operating results $2.8 million in cumulative losses at this project as of 9/30/07

Minority Interest Expense Allocation example for project owned 30% by minority investors

Lafayette Disposition Divested assets to Heart Hospital of Acadiana effective November 30, 2007 Disposition proceeds of $25 million, less normal post-closing adjustments MedCath used proceeds to pay-off $8.1 million in third-party equipment that was guaranteed by MedCath Financial statements impact: Cash increase by net proceeds Elimination of assets and liabilities of discontinued operations

Pre-Opening Expenses Pre-opening expenses relates to de novo development, Hualapai Mountain Medical Center Includes organizational, legal and marketing expense during early quarters of construction Personnel salaries, wages and benefits expense related to staffing occurs approximately 180 - 240 days prior to opening and ramps through opening Total Hualapai Mountain Medical Center pre-opening budget = $5.5 million $0.6 million incurred 4Q 2007 quarter $1.0 million budgeted FY 2008 $3.9 million to be incurred in FY 2009 and 1Q 2010 (Fall 2009 opening date)

Seasonality Drivers of seasonality Demographic changes in certain markets, holidays Physician vacations Patient (patient family) vacations 1st and 4th fiscal quarters are seasonally weak FY 2006 and 2007 Net Revenue and Adjusted EBITDA (Normalized), by quarter:

Harlingen Medical Center Recapitalization

Harlingen Recapitalization Recapitalization intended to stabilize Hospital's ownership and capital structure Began in December 2005 with closing of convertible note investment by community hospital Provided immediate access to certain managed care plans Assisted in gaining access to other plans Allowed for additional points of service for commercial plans Convertible note holder elected to convert into ownership earlier than planned Valuation acceptable to all parties Necessary to effect an asset sale / leaseback transaction Large portion of notes converted into 32.1% of hospital ownership MedCath converted $1.5 million of intercompany loan as well MedCath's ownership = 36.0%; physician ownership = 31.9% Entered into an asset sale / leaseback with new entity, HMC Realty Provides long-term capital source to hospital through 25 year lease Owned by MedCath (36.1%); Community hospital (18.6%) and physicians (45.3%)

Financial Impact Impact on Income Statement Eliminated approximately $77.4 million in LTM Net Revenue Eliminated approximately $9.5 million in LTM Adjusted EBITDA Impact on Balance Sheet Eliminated $60 million in debt Increased cash $1.5 million Equity increased ~$4.2 million due to accounting for increased value of ownership Eliminated $10 million in guaranty exposure

Government Relations Update

Supplemental Information

Adjusted EBITDA Reconciliation ($'s in millions) Reconciliation is based on Form 8-K filed 11/14/07

Adjusted EBITDA Reconciliation ($'s in millions) Reconciliation is based on Actual FY 2007 results

Normalization of 2007 Actual Results ($'s in millions) Reconciliation is based on Actual FY 2007 results

MedCath Analyst Day December 20, 2007